Exhibit 99.1

NEWS RELEASE

Investors and Media Contacts:

Bill Horning / Beth Haiken

925.658.6193 / 925.658.6192

THE PMI GROUP, INC. REPORTS FOURTH QUARTER

2005 NET INCOME OF $107.7 MILLION, OR $1.11 PER DILUTED SHARE

Walnut Creek, CA, February 7, 2006 - The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported a 33.8% increase in net income of $107.7 million for the fourth quarter of 2005 compared to net income of $80.5 million for the fourth quarter of 2004. Earnings per diluted share were $1.11 for the fourth quarter of 2005 compared to $0.79 for the fourth quarter of 2004, representing a 40.5% increase.

For the full year, the Company reported record income from continuing operations after income taxes of $409.2 million in 2005 compared to $366.5 million in 2004, an increase of 11.7%. Diluted earnings per share from continuing operations after income taxes were $4.10 per share in 2005 compared to $3.55 per share in 2004, an increase of 15.5%.

Highlights for the fourth quarter of 2005 and the full year 2005 included strong growth in U.S. Mortgage Insurance Operations1 net premiums written and full year incurred losses at the low end of the Company’s guidance, growth in the International Operations2 net income driven by results from PMI Australia and positive results from the Financial Guaranty3 segment led by equity in earnings from FGIC.

The Company’s book value per share as of December 31, 2005 was $36.42 compared to $33.37 at December 31, 2004, representing an increase of 9.1%.

The PMI Group, Inc. Fourth Quarter Results by Segment

	Fourth Quarter Total Revenues			Fourth Quarter Net Income
(Dollars in millions, except per share data)	2005	2004	% Change	2005	2004	% Change
U.S. Mortgage Insurance Operations	$197.9	$198.4	(0.3%)	$69.9	$69.8	0.1%
International Operations	54.8	49.5	10.7%	27.0	24.2	11.6%
Financial Guaranty	21.5	16.2	32.7%	19.2	14.5	32.4%
Other[4]	9.0	(11.3)	n.m.	(8.4)	(28.0)	n.m.

Total	$283.2	$252.8	12.0%	$107.7	$80.5	33.8%

Diluted Net Income Per Share				$1.11	$0.79	40.5%
Book Value Per Share				$36.42	$33.37	9.1%

May not total due to rounding.

n.m. – Not meaningful

[1]	“U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. and affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG).

[2]	“International Operations” includes the results of PMI Australia, PMI Europe and the results of operations from the Hong Kong branch operations.

[3]	“Financial Guaranty” includes the results of the Financial Guaranty Insurance Company, Inc. (FGIC) with which The PMI Group, Inc. has an equity ownership interest of 42.0% and results from the RAM Reinsurance Group of Companies (RAM Re), a financial guaranty reinsurer based in Bermuda.

The PMI Group, Inc. Full Year Results by Segment

	Full Year Total Revenues			Full Year Net Income
(Dollars in millions, except per share data)	2005	2004	% Change	2005	2004	% Change
U.S. Mortgage Insurance Operations	$792.9	$754.1	5.1%	$275.4	$254.5	8.2%
International Operations	212.4	191.3	11.0%	105.5	99.9	5.6%
Financial Guaranty	79.8	67.8	17.7%	72.2	60.7	18.9%
Other	32.7	24.9	31.3%	(43.9)	(15.8)	n.m.

Total	$1,117.8	$1,038.2	7.7%	$409.2	$399.3	2.5%

Diluted Net Income Per Share				$4.10	$3.87	5.9%
Diluted Net Income from Continuing Operations Per Share				$4.10	$3.55	15.5%

May not total due to rounding.

n.m. – Not meaningful

[4]	The “Other” segment primarily consists of the holding company, contract underwriting operations and Select Portfolio Servicing, Inc. (SPS) prior to its disposition on October 4, 2005. In the fourth quarter of 2004 the Company incurred a $13.3 million (after tax) realized capital loss related to SPS.

Consolidated Operating Results

Consolidated net premiums written for the fourth quarter and full year 2005 totaled $246.1 million and $845.7 million, respectively, compared to $200.1 million and $771.4 million for the same periods a year ago. The increases were due primarily to an increase in premiums written in U.S. Mortgage Insurance Operations.

Consolidated premiums earned for the fourth quarter and full year 2005 were $206.6 million and $817.6 million, respectively, compared to $202.3 million and $770.4 million for the same periods a year ago. The increases were due primarily to increases in premiums earned in the U.S. Mortgage Insurance Operations and International Operations.

Consolidated losses and loss adjustment expenses for the fourth quarter and full year 2005 totaled $64.8 million and $257.8 million, respectively, compared to $60.1 million and $237.3 million for the same periods a year ago. The increases were due primarily to higher paid claims in the fourth quarter and full year 2005 in the U.S. Mortgage Insurance Operations.

Consolidated other underwriting and operating expenses for the fourth quarter and full year 2005 totaled $59.1 million and $213.6 million, respectively, compared to $57.8 million and $204.7 million for the same periods a year ago. The increases were due primarily from International Operations, principally from higher profit sharing commissions in PMI Europe related to the continued favorable credit performance of the Royal & Sun Alliance (R&SA) portfolio and an increase in expenses related to implementing new regulatory requirements in PMI Australia.

Consolidated reserve for losses and loss adjustment expenses totaled $368.8 million as of December 31, 2005 compared to $366.3 million as of September 30, 2005 and $364.8 million as of December 31, 2004. The increase for the fourth quarter of 2005 was attributable to an increase in U.S. Mortgage Insurance Operations claim rates due to the portfolio composition and seasoning of the insurance portfolio and to loss reserve increases due to an increase in notices of defaults from the hurricane impacted areas.

Common shares repurchased in the fourth quarter of 2005 totaled 1.1 million shares at a total cost of $44.5 million, completing the Company’s $150 million common share repurchase program authorized in July 2005. For the full year 2005, the Company invested $250 million to repurchase a total of 6.3 million common shares at an average cost of $39.74 per share. For the full year 2005, the Company repurchased approximately 7% of its common shares outstanding as of December 31, 2004.

Hurricane Related Items

•	As of December 31, 2005, U.S. Mortgage Insurance Operations provided loss reserves of $2.5 million (pre-tax) for approximately 3,500 pending notices of default (NODs) from the hurricane impacted areas estimated to have a reduced likelihood of generating a claim. Loss reserves were established for all other NODs from the hurricane impacted areas in the normal course of operations.

•	For the full year 2005, the Company recorded a total of $9.4 million (after tax) in loss reserve increases in the U.S. Mortgage Insurance Operations, reduced equity earnings from Select Portfolio Servicing, Inc. and Financial Guaranty Insurance Company and expenses related to disaster relief donations.

Segment Highlights

U.S. Mortgage Insurance Operations

•	U.S. Mortgage Insurance Operations realized a 30.7% increase in net premiums written for the fourth quarter of 2005 to $201.2 million as compared to $153.9 million for the fourth quarter of 2004. The increase was primarily due to two large single premium structured transactions completed in the fourth quarter of 2005 and an increase in average overall premium rates.

•	U.S. Mortgage Insurance Operations total incurred losses for the fourth quarter 2005 were $63.2 million, bringing the full year 2005 total incurred losses to $253.4 million, which was at the low end of the Company’s range of guidance.

•	Equity in earnings from CMG for the full year 2005 increased 22.9% to $18.8 million compared to $15.3 million for the full year 2004.

International Operations

•	PMI Australia reported net income of $23.7 million for the fourth quarter of 2005, an increase of 22.8% over net income for the fourth quarter 2004 of $19.3 million. For the full year 2005, PMI Australia reported net income of $88.5 million compared to $76.3 million for the full year 2004 representing an increase of 16.0% year-over-year. The increases were due primarily to increases in premiums earned, higher investment income and the appreciation of the Australian dollar relative to the U.S. dollar.

•	PMI Europe reported net income for the quarter and full year of 2005 of $1.6 million and $9.8 million, respectively, compared to $3.5 million and $17.3 million for the same periods a year ago. The decreases in the fourth quarter and full year 2005 were due principally from higher profit sharing commissions related to the continued favorable credit performance of the R&SA portfolio.

•	PMI’s Hong Kong gross reinsurance premiums written for the full year 2005 totaled $18.4 million compared to $12.8 million for the same period a year ago, an increase of 43.8%. The increase was due primarily to increased policy writings as a result of higher mortgage market volume and increased market penetration.

Financial Guaranty

•	Equity in earnings from FGIC grew for the fourth quarter and full year 2005 to $18.0 million (after-tax) and $69.1 million (after-tax), respectively, compared to $13.5 million (after-tax) and $56.6 million (after-tax) for the same periods a year ago. The increases were due to higher premiums earned and higher investment income partially offset by an increase in reserves related to Hurricane Katrina for the third quarter of 2005.

•	Equity in earnings from RAM Re for the fourth quarter and full year 2005 were $1.3 million (after-tax) and $3.1 million (after-tax), respectively, compared to $1.0 million (after-tax) and $4.1 million (after-tax) for the same periods a year ago.

Other

•	As previously reported by the Company, on October 4, 2005 the Company completed the sale of all outstanding stock of SPS to Credit Suisse First Boston (USA). In the fourth quarter of 2004, the Company signed a letter of intent granting Credit Suisse First Boston (USA) an option to buy 100% of the outstanding stock of SPS from the Company. As a result of this agreement, the Company incurred a $13.3 million (after tax) realized capital loss on its investment in SPS for the fourth quarter of 2004.

ABOUT THE PMI GROUP, INC.

The PMI Group, Inc. (NYSE: PMI) headquartered in Walnut Creek, California is an international provider of credit enhancement products that promote homeownership and facilitate mortgage transactions in the capital markets. Through its wholly owned subsidiaries and unconsolidated strategic investments, the Company offers residential mortgage insurance and credit enhancement products domestically and internationally as well as financial guaranty insurance and reinsurance.

The Company is an advocate of affordable housing and supports a number of organizations that foster greater access to affordable housing. The Company’s approach to affordable housing lending is to develop products and services that assist responsible borrowers who may not qualify for mortgage loans under traditional underwriting practices.

Cautionary Statement: Statements in this earnings release that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Risks and uncertainties that could affect the Company are discussed in our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended September 30, 2005 and include changes in economic conditions such as interest rates, home values, employment rates and refinance activity. We undertake no obligation to update forward-looking statements.

# # #

THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2005

Contents

Consolidated Statements of Operations and Balance Sheets	Page 2

Business Segments Results of Operations - Three Months Ended December 31, 2005 and 2004	Page 3

Business Segments Results of Operations - Year Ended December 31, 2005 and 2004	Page 4

Business Segments Balance Sheets	Page 5

U.S. Mortgage Insurance Operations Analysis of Reserve for Losses and LAE and Financial and Statistical Information	Page 6

U.S. Mortgage Insurance Operations Financial and Statistical Information	Page 7

CMG Mortgage Insurance Company, PMI Australia and PMI Europe Financial and Statistical Information	Page 8

Appendix A - PMI Australia Quarterly Financial Information	Page 9

Appendix B - PMI Europe Quarterly Financial Information	Page 10

Appendix C - Business Segments Results of Operations by Quarter	Page 11

Appendix C - Business Segments Results of Operations by Quarter (Continued)	Page 12

Please refer to the following when noted:

(1)	For year ended December 31, 2005, the Company’s equity in earnings from unconsolidated subsidiaries include FGIC Corporation, CMG Mortgage Insurance Company (“CMG”), RAM Reinsurance Company, Ltd. (“RAM Re”), other limited partnership interests and the trust subsidiary that issued the Company’s preferred securities. As of December 31, 2004, the equity investment in SPS Holding Corp. (“SPS”) was reclassified from investments in unconsolidated subsidiaries to an equity investment held for sale. Effective January 1, 2005, SPS’s equity earnings are reported in other income.

(2)	In the fourth quarter of 2004, the Company recorded a write-down of its equity investment in SPS for $20.4 million (pre-tax). The write-down was recorded as a realized capital loss on its equity investment due to the Company’s decision to sell SPS.

(3)	The $2.6 million refund relates to the settlement in 2001 of the Baynham class action litigation.

(4)	The operating results, assets and liabilities of American Pioneer Title Insurance Company (“APTIC”) were reflected as discontinued operations in the fourth quarter of 2003 with prior period financial information reclassified accordingly. The Company completed its sale of APTIC in March 2004 and recorded a gain on sale of discontinued operations of $30.1 million, net of $17.1 million of income tax expense. In December 2004, the Company reduced its gain on sale of APTIC by $1.1 million after tax related to the true-up of the Company’s pension liability due to settlement accounting triggered by the sale of APTIC.

(5)	U.S. Mortgage Insurance Operations include the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (“PMI”). CMG and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(6)	International Operations include PMI Australia, PMI Europe and the Company’s Hong Kong branch’s results of operations.

(7)	Financial Guaranty represents our equity investments in FGIC Corporation and RAM Re.

(8)	The “Other” segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense and corporate expenses of The PMI Group, Inc.; the results of Commercial Loans Insurance Co. and WMAC Credit Insurance Corporation; equity in earnings from SPS and certain limited partnerships; and the results from the discontinued operations of APTIC.

(9)	The expense ratio is the ratio, expressed as a percentage, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is the ratio, expressed as a percentage, of the sum of losses and loss adjustment expenses to premiums earned.

(10)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(11)	Statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior year information has been reclassified to conform to the current periods’ presentation.

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	(Dollars and shares, except per share data, in thousands)
Net premiums written	$246,100	$200,103	$845,689	$771,362

Revenues
Premiums earned	$206,577	$202,312	$817,602	$770,399
Net investment income	45,499	42,991	179,463	168,609
Equity in earnings from unconsolidated subsidiaries (1)	25,871	19,750	97,885	83,554
Net realized investment gains (losses)	153	(275)	2,050	2,621
Realized capital loss on equity investment held for sale (2)	—	(20,420)	—	(20,420)
Other income	5,058	8,404	20,783	33,473

Total revenues	283,158	252,762	1,117,783	1,038,236

Losses and expenses
Losses and loss adjustment expenses	64,760	60,092	257,779	237,282
Amortization of deferred policy acquisition costs	17,387	19,650	74,387	85,216
Other underwriting and operating expenses	59,074	57,765	213,649	204,695
Legal settlement refund (3)	—	—	—	(2,574)
Interest expense	4,654	8,652	31,137	34,626

Total losses and expenses	145,875	146,159	576,952	559,245

Income from continuing operations before income taxes	137,283	106,603	540,831	478,991
Income taxes from continuing operations	29,568	24,952	131,662	112,459

Income from continuing operations after income taxes	107,715	81,651	409,169	366,532

Income from discontinued operations before income taxes (4)	—	—	—	5,756
Income taxes from discontinued operations (4)	—	—	—	1,958

Income from discontinued operations after income taxes (4)	—	—	—	3,798

Gain on sale of discontinued operations, net of income taxes of $16,536 (4)	—	(1,105)	—	29,003

Net income	$107,715	$80,546	$409,169	$399,333

Reconciliation of earnings per share
Net income	$107,715	$80,546	$409,169	$399,333
Plus: Interest expense on contingently convertible debt, net of income taxes	1,912	1,920	7,648	7,685

Net income adjusted for diluted earnings per share calculation	$109,627	$82,466	$416,817	$407,018

Share data:
Basic weighted average common shares outstanding	89,247	94,837	91,738	95,452
Stock options and other dilutive components	1,789	1,446	1,729	1,626
Common stock equivalent shares related to contingently convertible debt	8,153	8,153	8,153	8,153

Diluted weighted average common shares outstanding	99,189	104,436	101,620	105,231

Per share data:
Diluted net income from continuing operations per share	$1.11	$0.80	$4.10	$3.55
Income from discontinued operations after income taxes	—	—	—	0.04
Gain on sale of discontinued operations, net of income taxes	—	(0.01)	—	0.28

Diluted net income per share	$1.11	$0.79	$4.10	$3.87

Common share repurchase data:
Common shares repurchased	1,100	1,484	6,292	2,470

Average price paid per common share repurchased (including commissions)	$40.47	$40.61	$39.74	$40.63

CONSOLIDATED BALANCE SHEETS

	December 31, 2005	December 31, 2004
	(Dollars in thousands, except per share data)
Assets
Cash and investments, at fair value	$3,789,432	$3,621,550
Investments in unconsolidated subsidiaries (1)	984,925	911,604
Equity investment held for sale (2)	—	109,519
Related party receivables	2,864	18,439
Reinsurance receivables, reinsurance recoverables and prepaid premiums	30,338	49,657
Deferred policy acquisition costs	86,170	92,438
Other assets	360,407	342,760

Total assets	$5,254,136	$5,145,967

Liabilities
Reserve for losses and loss adjustment expenses	$368,841	$364,847
Unearned premiums	490,899	484,815
Long-term debt	819,529	819,529
Other liabilities	344,077	339,021

Total liabilities	2,023,346	2,008,212
Shareholders’ equity	3,230,790	3,137,755

Total liabilities and shareholders’ equity	$5,254,136	$5,145,967

Basic shares issued and outstanding (shares in thousands)	88,713	94,025

Book value per share	$36.42	$33.37

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS

	U.S. Mortgage Insurance Operations (5)	International Operations (6)	Financial Guaranty (7)	Other (8)	Consolidated Total
	Three Months Ended December 31, 2005
	(Dollars in thousands)
Net premiums written	$201,160	$44,913	$—	$27	$246,100

Revenues
Premiums earned	$166,778	$39,781	$—	$18	$206,577
Net investment income	26,168	14,499	—	4,832	45,499
Equity in earnings (losses) from unconsolidated subsidiaries (1)	4,583	—	21,453	(165)	25,871
Net realized investment gains (losses)	378	(221)	—	(4)	153
Other income (loss)	(3)	778	—	4,283	5,058

Total revenues	197,904	54,837	21,453	8,964	283,158

Losses and expenses
Losses and loss adjustment expenses	63,159	1,601	—	—	64,760
Amortization of deferred policy acquisition costs	14,113	3,274	—	—	17,387
Other underwriting and operating expenses	29,057	12,663	—	17,354	59,074
Interest expense	1	9	—	4,644	4,654

Total losses and expenses	106,330	17,547	—	21,998	145,875

Income (loss) before income taxes	91,574	37,290	21,453	(13,034)	137,283
Income taxes (benefits)	21,696	10,251	2,208	(4,587)	29,568

Net income (loss)	$69,878	$27,039	$19,245	$(8,447)	$107,715

Expense ratio (9)	21.5%	35.5%
Loss ratio (9)	37.9%	4.0%
Combined ratio	59.4%	39.5%

	Three Months Ended December 31, 2004
	(Dollars in thousands)
Net premiums written	$153,916	$46,156	$—	$31	$200,103

Revenues
Premiums earned	$168,313	$33,979	$—	$20	$202,312
Net investment income	25,496	12,789	—	4,706	42,991
Equity in earnings from unconsolidated subsidiaries (1)	4,569	—	16,156	(975)	19,750
Net realized investment losses	(12)	(263)	—	—	(275)
Realized capital loss on equity investment held for sale (2)	—	—	—	(20,420)	(20,420)
Other income	15	3,044	—	5,345	8,404

Total revenues	198,381	49,549	16,156	(11,324)	252,762

Losses and expenses
Losses and loss adjustment expenses	58,355	1,737	—	—	60,092
Amortization of deferred policy acquisition costs	16,585	3,065	—	—	19,650
Other underwriting and operating expenses	27,258	10,235	—	20,272	57,765
Legal settlement refund (3)	—	—	—	—	—
Interest expense	12	—	—	8,640	8,652

Total losses and expenses	102,210	15,037	—	28,912	146,159

Income (loss) from continuing operations before income taxes	96,171	34,512	16,156	(40,236)	106,603
Income taxes (benefits) from continuing operations	26,328	10,274	1,689	(13,339)	24,952

Income (loss) from continuing operations after income taxes	69,843	24,238	14,467	(26,897)	81,651

Loss on sale of discontinued operations, net of tax benefit (4)	—	—	—	(1,105)	(1,105)

Net income (loss)	$69,843	$24,238	$14,467	$(28,002)	$80,546

Expense ratio (9)	28.5%	28.8%
Loss ratio (9)	34.7%	5.1%
Combined ratio	63.2%	33.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS

	U.S. Mortgage Insurance Operations (5)	International Operations (6)	Financial Guaranty (7)	Other (8)	Consolidated Total
	Year Ended December 31, 2005
	(Dollars in thousands)
Net premiums written	$667,128	$178,481	$—	$80	$845,689

Revenues
Premiums earned	$665,190	$152,336	$—	$76	$817,602
Net investment income	104,339	57,155	—	17,969	179,463
Equity in earnings (loss) from unconsolidated subsidiaries (1)	18,811	—	79,752	(678)	97,885
Net realized investment gains (losses)	4,563	75	—	(2,588)	2,050
Other income (loss)	(1)	2,825	—	17,959	20,783

Total revenues	792,902	212,391	79,752	32,738	1,117,783

Losses and expenses
Losses and loss adjustment expenses	253,440	4,339	—	—	257,779
Amortization of deferred policy acquisition costs	59,647	14,740	—	—	74,387
Other underwriting and operating expenses	103,149	41,855	—	68,645	213,649
Interest expense	6	8	—	31,123	31,137

Total losses and expenses	416,242	60,942	—	99,768	576,952

Income (loss) before income taxes	376,660	151,449	79,752	(67,030)	540,831
Income tax (benefit)	101,221	45,996	7,553	(23,108)	131,662

Net income (loss)	$275,439	$105,453	$72,199	$(43,922)	$409,169

Expense ratio (9)	24.4%	31.7%
Loss ratio (9)	38.1%	2.8%
Combined ratio	62.5%	34.5%

	Year Ended December 31, 2004
	(Dollars in thousands)
Net premiums written	$598,119	$173,178	$—	$65	$771,362

Revenues
Premiums earned	$634,004	$136,321	$—	$74	$770,399
Net investment income	102,230	47,091	—	19,288	168,609
Equity in earnings from unconsolidated subsidiaries (1)	15,280	—	67,844	430	83,554
Net realized investment gains (losses)	2,582	595	—	(556)	2,621
Realized capital loss on equity investment held for sale (2)	—	—	—	(20,420)	(20,420)
Other income	47	7,342	—	26,084	33,473

Total revenues	754,143	191,349	67,844	24,900	1,038,236

Losses and expenses
Losses and loss adjustment expenses	233,157	4,125	—	—	237,282
Amortization of deferred policy acquisition costs	72,129	13,087	—	—	85,216
Other underwriting and operating expenses	101,387	31,388	—	71,920	204,695
Legal settlement refund (3)	(2,574)	—	—	—	(2,574)
Interest expense	62	73	—	34,491	34,626

Total losses and expenses	404,161	48,673	—	106,411	559,245

Income (loss) from continuing operations before income taxes	349,982	142,676	67,844	(81,511)	478,991
Income taxes (benefits) from continuing operations	95,467	42,761	7,142	(32,911)	112,459

Income (loss) from continuing operations after income taxes	254,515	99,915	60,702	(48,600)	366,532

Income from discontinued operations before taxes (4)	—	—	—	5,756	5,756
Income taxes from discontinued operations (4)	—	—	—	1,958	1,958

Income from discontinued operations after income taxes (4)	—	—	—	3,798	3,798

Gain on sale of discontinued operations, net of income taxes (4)	—	—	—	29,003	29,003

Net income (loss)	$254,515	$99,915	$60,702	$(15,799)	$399,333

Expense ratio (9)	28.5%	25.7%
Loss ratio (9)	36.8%	3.0%
Combined ratio	65.3%	28.7%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (5)	International Operations (6)	Financial Guaranty (7)	Other (8)	Consolidated Total
	December 31, 2005
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,108,853	$1,093,505	$—	$587,074	$3,789,432
Investments in unconsolidated subsidiaries (1)	129,600	—	836,752	18,573	984,925
Related party receivables	2,700	—	—	164	2,864
Reinsurance receivables, recoverables and prepaid premiums	24,576	5,762	—	—	30,338
Deferred policy acquisition costs	48,310	37,860	—	—	86,170
Other assets	207,436	25,260	—	127,711	360,407

Total assets	$2,521,475	$1,162,387	$836,752	$733,522	$5,254,136

Liabilities
Reserve for losses and loss adjustment expenses	$345,536	$23,302	$—	$3	$368,841
Unearned premiums	162,368	328,489	—	42	490,899
Long-term debt	—	—	—	819,529	819,529
Other liabilities	248,343	79,610	19,204	(3,080)	344,077

Total liabilities	756,247	431,401	19,204	816,494	2,023,346
Shareholders’ equity	1,765,228	730,986	817,548	(82,972)	3,230,790

Total liabilities and shareholders’ equity	$2,521,475	$1,162,387	$836,752	$733,522	$5,254,136

	December 31, 2004
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,132,300	$1,030,751	$—	$458,499	$3,621,550
Investments in unconsolidated subsidiaries (1)	112,456	—	774,880	24,268	911,604
Equity investment held for sale (2)	—	—	—	109,519	109,519
Related party receivables	1,633	—	—	16,806	18,439
Reinsurance receivables, recoverables and prepaid premiums	31,110	18,547	—	—	49,657
Deferred policy acquisition costs	53,998	38,440	—	—	92,438
Other assets	208,806	26,460	—	107,494	342,760

Total assets	$2,540,303	$1,114,198	$774,880	$716,586	$5,145,967

Liabilities
Reserve for losses and loss adjustment expenses	$338,620	$26,224	$—	$3	$364,847
Unearned premiums	152,685	332,091	—	39	484,815
Long-term debt	—	—	—	819,529	819,529
Other liabilities	237,431	71,740	12,424	17,426	339,021

Total liabilities	728,736	430,055	12,424	836,997	2,008,212
Shareholders’ equity	1,811,567	684,143	762,456	(120,411)	3,137,755

Total liabilities and shareholders’ equity	$2,540,303	$1,114,198	$774,880	$716,586	$5,145,967

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (5) ANALYSIS OF RESERVE FOR LOSSES AND LAE

	December 31, 2005		September 30, 2005		December 31, 2004
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
			(Dollars in thousands)
Primary insurance	42,702	$307,066	38,146	$302,925	39,054	$306,023
Pool insurance	20,379	38,470	19,037	39,249	17,186	32,597

Total	63,081	$345,536	57,183	$342,174	56,240	$338,620

Reconciliation of Reserve for Losses and LAE

	December 31, 2005	September 30, 2005	Reserve Change
	(Dollars in thousands)
Gross reserve for losses and LAE:
Primary insurance	$307,066	$302,925	$4,141
Pool insurance	38,470	39,249	(779)

Total gross reserve for losses and LAE	345,536	342,174	3,362
Ceded reserve for losses:
Primary insurance	(2,422)	(2,595)	173
Pool insurance	(55)	(89)	34

Total ceded reserve for losses	(2,477)	(2,684)	207

Net reserve for losses and LAE	$343,059	$339,490	$3,569

U.S. MORTGAGE INSURANCE OPERATIONS (5) FINANCIAL AND STATISTICAL INFORMATION

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Flow insurance written (in millions)	$6,625	$8,259	$28,194	$36,257
Structured transactions insurance written (in millions)	2,751	2,260	7,740	4,956

Primary new insurance written (in millions)	$9,376	$10,519	$35,934	$41,213

Primary new risk written (in millions)	$2,392	$2,741	$9,237	$10,680
Pool new insurance written (in millions) (10)	$4,369	$3,043	$14,062	$10,454
Pool new risk written (in millions) (10)	$102	$84	$327	$251
Product mix as a % of new insurance written:
Above 97% LTV’s	13%	15%	13%	12%
90.01% to 95% LTV’s	21%	26%	24%	30%
85.01% to 90% LTV’s	44%	36%	43%	38%
90.01% to 95% LTV’s with >= 30% coverage	17%	22%	20%	25%
85.01% to 90% LTV’s with >= 25% coverage	38%	31%	37%	32%
ARMs	36%	33%	33%	25%
Monthlies	85%	98%	94%	98%
Refinances	37%	33%	36%	32%
Structured transactions	29%	21%	22%	12%
Premiums written (in thousands):
Gross premiums written	$246,432	$197,953	$849,209	$767,399
Ceded premiums, net of assumed premiums	(41,450)	(40,613)	(167,778)	(155,274)
Refunded premiums	(3,822)	(3,424)	(14,303)	(14,006)

Net premiums written	201,160	153,916	667,128	598,119
Change in unearned premiums	(34,382)	14,397	(1,938)	35,885

Net premiums earned	$166,778	$168,313	$665,190	$634,004

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (5) FINANCIAL AND STATISTICAL INFORMATION

		12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
	Primary insurance in force (in millions)
	Flow	$86,991	$88,433	$89,965	$91,399	$93,263
	Structured transactions	14,099	12,788	13,469	12,598	12,058

	Total	$101,090	$101,221	$103,434	$103,997	$105,321

	Primary risk in force (in millions)
	Flow	$21,644	$21,981	$22,296	$22,541	$22,885
	Structured transactions	3,584	3,167	3,296	2,966	2,773

	Total	$25,228	$25,148	$25,592	$25,507	$25,658

	Pool risk in force (in millions) (10)	$2,589	$2,530	$2,445	$2,417	$2,408

	Primary risk in force - credit score distribution
Flow	620 or above	93.0%	92.7%	92.4%	92.2%	92.0%
	619-575	5.5%	5.7%	5.9%	6.1%	6.2%
	574 or below	1.5%	1.6%	1.7%	1.7%	1.8%

Structured transactions	620 or above	76.9%	73.9%	71.7%	66.9%	65.9%
	619-575	14.5%	16.0%	17.4%	20.2%	21.1%
	574 or below	8.6%	10.1%	10.9%	12.9%	13.0%

Total	620 or above	90.7%	90.3%	89.7%	89.3%	89.2%
	619-575	6.8%	7.0%	7.4%	7.7%	7.8%
	574 or below	2.5%	2.7%	2.9%	3.0%	3.0%

	Primary average loan size (in thousands)
	Flow	$134.5	$133.3	$132.2	$131.5	$131.3
	Structured transactions	$145.4	$139.5	$139.8	$134.1	$129.8
	Total	$136.0	$134.1	$133.2	$131.8	$131.1

	Loss severity - primary (quarterly)
	Flow	95.6%	84.0%	83.8%	85.6%	84.9%
	Structured transactions	93.1%	89.6%	87.7%	90.9%	84.6%
	Total	95.0%	85.2%	84.6%	86.8%	84.8%

	Persistency	61.9%	61.2%	62.0%	60.8%	60.9%

	Primary loans, defaults and default rates
	Primary policies in force	743,533	754,934	776,721	788,847	803,236

	Primary loans in default	42,702	38,146	35,030	35,716	39,054

	Primary default rate	5.74%	5.05%	4.51%	4.53%	4.86%
	Structured transactions only default rate	9.85%	10.09%	8.54%	8.17%	9.19%
	Pool default rate	6.84%	6.34%	5.65%	5.65%	5.51%

	Claims paid (year-to-date in thousands)
	Primary claims paid - flow	$165.8	$126.6	$87.8	$41.7	$141.3
	Primary claims paid - structured transactions	49.1	36.8	25.4	13.8	51.9

	Total primary claims paid	214.9	163.4	113.2	55.5	193.2
	Total pool and other	20.1	15.0	9.6	4.7	17.7

	Total claims paid	$235.0	$178.4	$122.8	$60.2	$210.9

	Number of primary claims paid (year-to-date)	9,262	7,124	4,934	2,413	8,335

	Average primary claim size (year-to-date in thousands)	$23.2	$22.9	$22.9	$23.0	$23.2

	Captive reinsurance arrangements (year-to-date)
	Percentage of flow NIW subject to captive reinsurance arrangements	69.0%	68.0%	65.0%	60.4%	62.8%
	Percentage of primary NIW subject to captive reinsurance arrangements	54.7%	55.7%	50.7%	47.1%	55.7%
	Percentage of primary IIF subject to captive reinsurance arrangements	53.4%	53.2%	52.1%	52.4%	52.0%
	Percentage of primary RIF subject to captive reinsurance arrangements	53.8%	53.9%	52.9%	53.5%	53.2%

	Risk-to-capital ratio (11)	8.3 to 1	8.1 to 1	8.4 to 1	8.1 to 1	8.2 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY FINANCIAL AND STATISTICAL INFORMATION

	December 31, 2005	September 30, 2005	December 31, 2004
Primary new insurance written (year-to-date in millions)	$5,388	$4,234	$5,355
Primary insurance in force (in millions)	$15,495	$15,358	$14,037
Primary risk in force (in millions)	$3,666	$3,607	$3,219
Insured primary loans	111,472	111,217	105,568
Persistency	72.0%	70.2%	69.1%
Primary loans in default	907	632	666
Primary default rate	0.81%	0.57%	0.63%
Primary claims paid (year-to-date in thousands)	$4,827	$3,152	$5,111
Number of primary claims paid (year-to-date)	222	149	244
Average primary claim size (year-to-date in thousands)	$21.7	$21.2	$20.9

PMI AUSTRALIA FINANCIAL AND STATISTICAL INFORMATION

	December 31, 2005	September 30, 2005	December 31, 2004
Net premiums written (year-to-date in thousands)	$151,882	$112,320	$151,164
Premiums earned (year-to-date in thousands)	$123,781	$91,096	$109,071
Flow insurance written (year-to-date in millions)	$18,321	$13,648	$19,540
RMBS insurance written (year-to-date in millions)	10,671	9,484	14,669

New insurance written (year-to-date in millions)	$28,992	$23,132	$34,209

Insurance in force (in millions)	$119,915	$124,014	$113,628
Risk in force (in millions)	$108,751	$113,028	$103,135
Policies in force	981,732	994,330	926,073
Loans in default	1,264	1,007	751
Default rate	0.13%	0.10%	0.08%
Claims paid (year-to-date in thousands)	$3,261	$1,807	$1,111
Number of claims paid (year-to-date)	93	56	65
Average claim size (year-to-date in thousands)	$35.1	$32.3	$17.1

PMI EUROPE FINANCIAL AND STATISTICAL INFORMATION

	December 31, 2005	September 30, 2005	December 31, 2004
Net premiums written (year-to-date in thousands)	$8,921	$5,444	$9,568
Premiums earned (year-to-date in thousands)	$17,507	$13,083	$20,944
New insurance written (year-to-date in millions)	$33	$—	$—
New credit default swaps written (year-to-date in millions)	$514	$514	$2,603
New reinsurance written (year-to-date in millions)	$6,215	$2,992	$—
Insurance in force (in millions)	$38,443	$34,501	$34,332
Risk in force (in millions)	$2,776	$2,894	$2,747
Claims paid including credit default swaps (year-to-date in thousands)	$2,761	$1,685	$979

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX A - PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2005
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Australian $ in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended

Premiums earned	$43,959	$41,815	$38,929	$37,840
Net investment income	$16,257	$15,854	$14,966	$14,705
Change in fair value of foreign currency put options	$(24)	$(232)	$(422)	$(1,338)
Total expenses	$17,226	$13,632	$15,104	$13,788
Net income	$31,906	$31,079	$26,725	$26,487

Net income (U.S.$ in thousands)	$23,728	$23,623	$20,541	$20,584

Balance Sheet Components

Assets
Cash and investments, at fair value	$1,197,016	$1,147,390	$1,090,399	$1,037,704
Total assets	$1,275,573	$1,225,683	$1,188,574	$1,132,961

Liabilities and Shareholder’s Equity
Reserve for losses and LAE	$11,573	$11,156	$12,541	$12,549
Unearned premiums	$415,885	$406,661	$395,113	$382,781
Shareholder’s equity	$793,045	$757,372	$730,113	$689,927

	2004
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Australian $ in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended

Premiums earned	$35,819	$37,109	$37,308	$37,790
Net investment income	$14,087	$13,098	$12,677	$12,139
Change in fair value of foreign currency put options	$(228)	$(1,890)	$1,311	$—
Total expenses	$13,624	$13,413	$12,799	$12,030
Net income	$25,447	$24,725	$26,832	$26,518

Net income (U.S.$ in thousands)	$19,272	$17,554	$19,219	$20,265

Balance Sheet Components

Assets
Cash and investments, at fair value	$1,027,236	$973,479	$924,330	$892,864
Total assets	$1,116,874	$1,068,080	$1,013,102	$976,723

Liabilities and Shareholder’s Equity
Reserve for losses and LAE	$12,547	$13,692	$13,556	$13,537
Unearned premiums	$378,981	$364,120	$346,748	$330,477
Shareholder’s equity	$673,124	$642,585	$607,781	$586,842

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX B - PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2005
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Euro € in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended

Premiums earned	€3,721	€3,749	€3,298	€3,321
Net investment income	€1,730	€2,188	€1,951	€2,002
Change in fair value of foreign currency put options	€55	€(3)	€342	€(33)
Total expenses	€3,824	€3,244	€3,168	€2,031
Net income	€1,362	€2,276	€1,828	€2,326

Net income (U.S.$ in thousands)	$1,615	$2,774	$2,330	$3,049

Balance Sheet Components

Assets
Cash and investments, at fair value	€182,559	€182,682	€179,698	€172,707
Total assets	€192,107	€192,431	€188,840	€182,857

Liabilities and Shareholders Equity
Reserve for losses and LAE	€12,508	€13,019	€13,395	€12,807
Unearned premiums	€20,020	€20,808	€22,589	€24,719
Shareholders equity	€133,818	€133,352	€131,452	€125,395

	2004
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Euro € in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended

Premiums earned	€4,140	€4,233	€4,172	€4,295
Net investment income	€1,435	€2,294	€1,642	€2,198
Change in fair value of foreign currency put options	€(6)	€(96)	€(18)	€—
Total expenses	€3,679	€1,476	€1,462	€1,768
Net income	€2,703	€3,942	€3,535	€3,781

Net income (U.S.$ in thousands)	$3,489	$4,822	$4,260	$4,726

Balance Sheet Components

Assets
Cash and investments, at fair value	€169,165	€164,558	€161,129	€162,621
Total assets	€179,134	€175,731	€172,402	€170,600

Liabilities and Shareholders Equity
Reserve for losses and LAE	€12,126	€10,656	€10,497	€10,031
Unearned premiums	€26,859	€29,363	€31,748	€33,903
Shareholders equity	€121,494	€117,142	€111,691	€109,386

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX C - BUSINESS SEGMENTS RESULTS OF OPERATIONS BY QUARTER

	2005
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Dollars in thousands)
U.S. Mortgage Insurance Operations (5)
Net premiums written	$201,160	$158,866	$152,564	$154,538

Revenues
Premiums earned	$166,778	$166,052	$168,248	$164,112
Net investment income	26,168	25,046	27,546	25,579
Equity in earnings from unconsolidated subsidiaries (1)	4,583	5,217	4,937	4,074
Net realized investment gains	378	2,597	1,167	420
Other income (loss)	(3)	3	(5)	4

Total revenues	197,904	198,915	201,893	194,189

Losses and expenses
Losses and loss adjustment expenses	63,159	61,667	65,496	63,118
Amortization of deferred policy acquisition costs	14,113	14,478	15,030	16,026
Other underwriting and operating expenses	29,057	25,260	25,278	23,554
Interest expense	1	3	—	1

Total losses and expenses	106,330	101,408	105,804	102,699

Income before income taxes	91,574	97,507	96,089	91,490
Income taxes	21,696	27,977	26,400	25,149

	—	—	—	—
Net income	$69,878	$69,530	$69,689	$66,341

International Operations (6)
Net premiums written	$44,913	$47,197	$47,185	$39,185

Revenues
Premiums earned	$39,781	$38,979	$38,141	$35,435
Net investment income	14,499	14,844	14,058	13,756
Net realized investment gains (losses)	(221)	(27)	(18)	340
Other income (loss)	778	1,287	873	(113)

Total revenues	54,837	55,083	53,054	49,418

Losses and expenses
Losses and loss adjustment expenses	1,601	(365)	1,739	1,363
Amortization of deferred policy acquisition costs	3,274	3,269	3,779	4,417
Other underwriting and operating expenses	12,663	11,648	10,539	7,005
Interest expense	9	—	—	—

Total losses and expenses	17,547	14,552	16,057	12,785

Income before income taxes	37,290	40,531	36,997	36,633
Income taxes	10,251	12,514	11,747	11,485

Net income	$27,039	$28,017	$25,250	$25,148

Financial Guaranty (7)
Equity in earnings from unconsolidated subsidiaries (1)	$21,453	$13,691	$23,761	$20,846
Income taxes	2,208	1,135	2,254	1,956

Net income	$19,245	$12,556	$21,507	$18,890

Other (8)
Net premiums written	$27	$19	$13	$23

Revenues
Premiums earned	$18	$19	$19	$20
Net investment income	4,832	4,537	4,143	4,455
Equity in earnings (losses) from unconsolidated subsidiaries (1)	(165)	(388)	(416)	292
Net realized investment gains (losses)	(4)	(2,897)	354	(39)
Other income	4,283	2,649	5,383	5,644

Total revenues	8,964	3,920	9,483	10,372

Losses and expenses
Other underwriting and operating expenses	17,354	17,607	18,600	15,086
Interest expense	4,644	8,455	8,472	9,552

Total losses and expenses	21,998	26,062	27,072	24,638

Loss before income tax benefit	(13,034)	(22,142)	(17,589)	(14,266)
Income tax benefit	(4,587)	(7,750)	(5,728)	(5,045)

Net loss	$(8,447)	$(14,392)	$(11,861)	$(9,221)

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX C - BUSINESS SEGMENTS RESULTS OF OPERATIONS BY QUARTER (Continued)

	2004
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Dollars in thousands)
U.S. Mortgage Insurance Operations (5)
Net premiums written	$153,916	$143,732	$147,407	$153,064

Revenues
Premiums earned	$168,313	$162,276	$154,392	$149,023
Net investment income	25,496	24,332	27,944	24,458
Equity in earnings from unconsolidated subsidiaries (1)	4,569	3,707	3,676	3,328
Net realized investment gains (losses)	(12)	1,672	(166)	1,087
Other income (loss)	15	(24)	(25)	81

Total revenues	198,381	191,963	185,821	177,977

Losses and expenses
Losses and loss adjustment expenses	58,355	60,092	55,755	58,956
Amortization of deferred policy acquisition costs	16,585	18,003	18,109	19,433
Other underwriting and operating expenses	27,258	23,100	24,888	26,137
Legal settlement refund (3)	—	(2,574)	—	—
Interest expense	12	13	17	21

Total losses and expenses	102,210	98,634	98,769	104,547

Income before income taxes	96,171	93,329	87,052	73,430
Income taxes	26,328	25,528	23,790	19,822

Net income	$69,843	$67,801	$63,262	$53,608

International Operations (6)
Net premiums written	$46,156	$43,238	$43,460	$40,323

Revenues
Premiums earned	$33,979	$32,829	$33,255	$36,259
Net investment income	12,789	11,848	10,646	11,807
Net realized investment gains (losses)	(263)	256	377	225
Other income	3,044	296	2,399	1,602

Total revenues	49,549	45,229	46,677	49,893

Losses and expenses
Losses and loss adjustment expenses	1,737	746	777	864
Amortization of deferred policy acquisition costs	3,065	3,225	3,135	3,662
Other underwriting and operating expenses	10,235	7,346	6,940	6,867
Interest expense	—	12	60	1

Total losses and expenses	15,037	11,329	10,912	11,394

Income before income taxes	34,512	33,900	35,765	38,499
Income taxes	10,274	10,218	10,799	11,470

Net income	$24,238	$23,682	$24,966	$27,029

Financial Guaranty (7)
Equity in earnings from unconsolidated subsidiaries (1)	$16,156	$17,061	$19,699	$14,928
Income taxes	1,689	1,820	2,220	1,413

Net income	$14,467	$15,241	$17,479	$13,515

Other (8)
Net premiums written	$31	$9	$9	$17

Revenues
Premiums earned	$20	$18	$16	$20
Net investment income	4,706	5,775	5,032	3,776
Equity in earnings (losses) from unconsolidated subsidiaries (1)	(975)	353	210	842
Net realized investment losses	—	(374)	(143)	(37)
Realized loss on equity investment held for sale (2)	(20,420)	—	—	—
Other income	5,345	6,146	7,424	7,168

Total revenues	(11,324)	11,918	12,539	11,769

Losses and expenses
Other underwriting and operating expenses	20,272	16,545	17,790	17,316
Interest expense	8,640	8,612	8,745	8,493

Total losses and expenses	28,912	25,157	26,535	25,809

Loss from continuing operations before income tax benefit	(40,236)	(13,239)	(13,996)	(14,040)
Income tax benefit from continuing operations	(13,339)	(9,158)	(4,964)	(5,451)

Loss from continuing operations after income tax benefit	(26,897)	(4,081)	(9,032)	(8,589)

Income from discontinued operations before income taxes (4)	—	—	—	5,756
Income taxes from discontinued operations (4)	—	—	—	1,958

Income from discontinued operations after income taxes (4)	—	—	—	3,798

Gain on sale of discontinued operations, net of income taxes (4)	(1,105)	—	—	30,108

Net income (loss)	$(28,002)	$(4,081)	$(9,032)	$25,317